UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 20, 2011

Coyote Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52512	20-5874196
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

5490 Longley Lane, Reno, Nevada 89511
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (775) 853-7892

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

On July 20, 2011, Coyote Resources, Inc., a Nevada corporation (the “Registrant”) held its 2011 Annual Meeting of Stockholders.  At the meeting, the Registrant’s stockholders reelected Earl Abbott, Brittany Prager and David Beling, all currently sitting as directors, each to serve a one-year term and be subject to reelection next year.  The biographies of Mr. Abbott, Ms. Prager and Mr. Beling, which are included in the Registrant’s Definitive Proxy Statement filed on June 17, 2011, are hereby incorporated by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2011, the Registrant filed with the Nevada Secretary of State the Amended and Restated Articles of Incorporation, as corrected by a Certificate of Correction filed on July 22, 2011, amending the amount of authorized common stock to 300,000,000 shares, $.001 par value per share, creating a class of preferred stock in the amount of 30,000,000 shares, $.001 par value per share, and including limitation liability provisions for the Registrant's officers and directors.  Copies of the Amended and Restated Articles of Incorporation and the Certificate of Correction are included herein as Exhibit 3.1 and Exhibit 3.2, respectively, and are hereby incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Shareholders

On July 20, 2011, the Registrant held its annual meeting of stockholders at the Registrant’s offices. During the annual meeting of stockholders, votes were held on the following matters:

1. To reelect three directors Earl Abbott, Brittany Prager and David Beling, to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified.

2. To approve the amendment and restatement of the Registrant’s Articles of Incorporation to authorize a class of preferred stock, to reduce the number of authorized shares of common stock to 300,000,000, and to include limitation of liability provisions applicable to our officers and directors.

3. To ratify the selection of Q Accountancy Corporation as the Registrant’s independent registered public accounting firm for the 2011 fiscal year.

4. To ratify the Registrant’s 2011 Stock Option Plan.

Only stockholders of record at the close of business on June 8, 2011 were entitled to vote at the annual meeting. The inspector of elections determined that the shares represented at the meeting in person and by proxy constituted a quorum. The stockholders approved all of the proposals set forth above and elected the three individuals listed above as directors.  No other business was brought before the Annual Meeting.

A copy of the Registrant’s 2011 Stock Option Plan was previously filed as Exhibit 10.3 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on March 22, 2011, and is hereby incorporated herein by reference. The disclosure in Item 5.02 is incorporated herein by reference.

Item 9.01 Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Articles of Incorporation filed with the Nevada Secretary of State on July 21, 2011.
3.2	Certificate of Correction to the Amended and Restated Articles of Incorporation filed with the Nevada Secretary of State on July 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Coyote Resources, Inc.

Date: July 25, 2011	By:	/s/ Earl Abbott
Earl Abbott President